Exhibit 10.1

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is made and entered into effective as of September 29, 2014, by and between Networking Partners, Inc., a Nevada corporation ("Purchaser"), and Chad Steinhart
("Seller"), an individual ("Seller"), all such persons and entities being referred to herein as "Parties".

                                    RECITALS:

     A. The Parties entered into that certain Asset Purchase Agreement on April 22, 2014 ("Agreement"), pursuant to the terms and conditions of which Purchaser agreed to buy and Seller agreed to sell certain assets described in Exhibit A to the Agreement ("Assets");

     B. The Parties desire to amend the Agreement pursuant to the terms of this Amendment in order to give Purchaser more time to close the transaction.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

     1. Definitions. Unless otherwise defined in this Amendment or the context otherwise requires, each term used in this Amendment with its initial letter capitalized which has been specially defined in the Agreement shall have the same meaning herein as given to such term in the Agreement.

     2. Amendments to Agreement. On or before September 22, 2014, the parties shall close on the Agreement. Within three (3) business days following closing, David E. Wise, Attorney at Law will deliver a private placement memorandum to the Purchaser providing for a no minimum, $1,000,000 maximum offering of common stock. The parties hereby agree that the following condition subsequent is added to the Agreement: "In the event that the Purchaser shall fail to raise a minimum of $125,000 on or before November 30, 2014, pursuant to a private placement memorandum, the transaction contemplated by the Agreement shall be rescinded and the preferred stock issued to Seller shall be returned to the Purchaser for cancellation and the Purchaser shall reconvey the Assets to the Seller, the newly elected Board members shall resign from their directorships and each of the Parties shall be restored to their pre-Closing status. The Parties agree that the subscription proceeds of the offering, the certificate for the preferred stock issued to Seller, the Bill of Sale conveying the assets to the Purchaser, will be placed in escrow with David E. Wise, Attorney at Law, and the proceeds of the offering shall be used to pay outstanding invoices to David E. Wise, Attorney at Law. The balance of funds (after paying fees due to Mr. Wise) received as subscriptions shall be released from such attorney's IOLTA account and turned over to the Purchaser for general working capital purposes. In addition, until this condition subsequent is satisfied, Steinhart shall not assign, convey, pledge, hypothecate or vote the preferred stock. In the event that the Purchaser receives a minimum of $125,000 in cleared subscription funds
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on or before November 30, 2014, the certificate for the preferred stock shall be delivered to the Seller, the bill of sale for the assets shall be delivered to the Purchaser." No other changes or amendments are being made to the Agreement.

     3. Continuing Effect. Except as expressly modified by the terms and provisions of this Amendment, each of the terms and provisions of the Agreement are unchanged and continued in full force and effect.

     4. Parties Bound. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

     5. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be binding upon the party executing and delivering such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth above.

                                   SELLER:


                                   By: /s/ Chad Steinhart
                                      -----------------------------------
                                      Chad Steinhart

                                   PURCHASER:

                                   Networking Partners, Inc.


                                   By: /s/ Enzo Taddei
                                      -----------------------------------
                                      Enzo Taddei, President

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